UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020 (August 6, 2020)

SMTC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31051	98-0197680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7050 Woodbine Avenue Markham, Ontario,		CANADA L3R 4G8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (905) 479-1810

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On August 6, 2020, the Company held its annual meeting of stockholders (the “Annual Meeting”).  As of June 16, 2020, the record date for the Annual Meeting, 28,214,800 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting.  The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

A total of 25,565,985 shares of the Company’s Common Stock were present at the Annual Meeting in person or by proxy, which represents approximately 90.91% of the shares of the Company’s common stock outstanding as of the record date for the Annual Meeting.

1.

Proposal 1 - To elect five (5) directors to serve on the Company’s board of directors until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified in accordance with the Company’s by-laws.

Nominee	For	Withhold	Broker Non-Votes
Clarke H. Bailey	16,382,732	965,053	8,218,200
David Sandberg	15,825,194	1,522,591	8,218,200
Frederick Wasserman	16,433,101	914,684	8,218,000
J. Randall Waterfield	16,382,732	965,053	8,218,000
Edward Smith	16,425,725	922,060	8,218,200

Each of the foregoing nominees was elected and each received affirmative votes from more than a majority of the votes cast.

2.	Proposal 2 - To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2021.

For	Against	Abstain	Broker Non-Votes
25,190,821	182,458	192,706	0

The foregoing proposal required the affirmative vote of a majority the votes of shares of Common Stock cast at the Annual Meeting. The foregoing proposal passed.

3.	Proposal 3 - To ratify the extension of the SMTC Corporation Tax Benefits Preservation Plan for an additional three year period.

For	Against	Abstain	Broker Non-Votes
16,691,635	535,082	121,068	8,218,200

The foregoing proposal required the affirmative vote of a majority of the votes of shares of Common Stock cast “FOR” and those present in person or represented by proxy at the Annual Meeting. The foregoing proposal passed.

4.	Proposal 4 - To approve, on a non-binding advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
15,774,073	1,058,141	515,571	8,218,200

The foregoing proposal required the affirmative vote of a majority of the votes of shares of Common Stock cast at the Annual Meeting. The foregoing advisory vote was approved.

5.	Proposal 5 - To approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes to approve the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,349,834	53,560	411,786	532,605	8,218,200

Based on these results and consistent with the Company’s recommendation and past practice, the Company will continue to hold an advisory vote on executive compensation annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMTC CORPORATION

Date: August 7, 2020	By:	/s/ Edward Smith
Edward Smith
President and Chief Executive Officer

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